Q2 Fiscal 2027 Financial Results Conference Call November 3, 2026

Safe Harbor Statement 2 This presentation and the accompanying oral discussion contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements include, among others, statements regarding: (1) our strategy, outlook and growth prospects, including the Company's full year fiscal 2027 guidance, consisting of net sales, Adjusted EBITDA and Adjusted EPS for fiscal 2027, as well as the associated assumed inputs for fiscal 2027 regarding interest expense, including the amount of non-cash amortization of deferred financing fees, amortization expense, depreciation expense, capital expenditures, effective tax rate and Adjusted Diluted Shares Outstanding; (2) our operational and financial targets and capital distribution policy, including regarding our expectation that the dividends payable on the Preferred Shares (as defined herein) will be accrued, accumulated and compounded, rather than being paid in cash, during fiscal 2027 (3) general economic trends and trends in our industry and markets; (4) our ability to successfully integrate the Kito Crosby Acquisition (as defined herein) and achieve targeted net cost synergies and leverage reduction targets; (5) our ability to expand margins in future periods; and (6) the competitive environment in which we operate. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, (1) risks relating to the competitive environment in which we operate; (2) the risk that the integration of Kito Crosby's business and operations into the Company will be more costly or difficult to complete than expected, or that the Company is otherwise unable to achieve its target synergies or that the timeline of such net cost synergy realization may be delayed, including as a result of unexpected factors or events; (3) risks related to the general competitive, economic, political and market conditions and other factors that may affect future results of the Company; and (4) the other risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Non-GAAP Financial Measures and Forward-looking Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating Columbus McKinnon’s performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures are noted and reconciliations of comparable historical GAAP measures with historical non-GAAP financial measures can be found in tables either included in the Supplemental Information portion of this presentation or our filings with the Securities and Exchange Commission.

Q2 FY27 Highlights 3 Growth and Integration Momentum of Combined Business Continues in Q2 FY27 1. On February 3, 2026, the Company closed on the acquisition (the “Kito Crosby Acquisition”) of Kito Crosby Limited (“Kito Crosby”) 2. "Legacy CMCO" is defined as reported Columbus McKinnon adjusting for the removal of the Divestiture (as defined herein) and the Kito Crosby Acquisition in all comparable periods. As part of the Kito Crosby Acquisition, the Company was required to divest its U.S. power chain hoist (other than with respect to Little Mule products) and chain manufacturing operations, which closed on March 4, 2026 (the “Divestiture”) 3. Numbers presented on a pro forma basis normalize for both the Kito Crosby Acquisition and Divestiture as if each transaction had been completed prior to the beginning of the prior year comparison period 4. Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation Integration of Kito Crosby1 remains on track, with synergy realization ahead of plan Orders of $563M grew 13% on a pro forma basis3; Book-to-Bill of 1.0x Net sales of $539M with growth across all geographies and in both Legacy CMCO2 and Kito Crosby Net loss attributable to the Company of $26M, or $0.76 per diluted common share Adjusted EBITDA4 of $111M with Adjusted EBITDA Margin4 of 20.6% Year-to-date Cash flow provided by operations of $21M and Free Cash Flow4 of $5M

Kito Crosby Integration Progressing On Track With Synergy Realization Underway 4 Integration • Established revised Mission, Vision and Values; aligning Culture • Aligning teams to increase effectiveness; retaining best talent • Incentives aligned to key business outcomes • Unifying data and metrics; improving performance • Harmonizing products, processes, systems and capacity • Integrating customer experience • Moving quickly to realize synergies

Structurally improve earnings Increase cash conversion Expand financial flexibility Outgrow attractive markets Actioning On Multiple Levers to Deliver Customer and Shareholder Value 5 Commercial and Operational Initiatives on Track to Increase Customer and Shareholder Value Organic Growth Margin Expansion Free Cash Flow1 Deleveraging +13% Pro Forma Orders Growth YTD +7% Pro Forma Net Sales Growth1 ~610 bps Adjusted EBITDA Margin1 expansion in 1H FY27 +$11M 1H Free Cash Flow1 improvement Y/Y 0.2x Net Leverage Ratio1 improvement YTD 1. Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation

Orders and Backlog

($ in millions, $M)



Quarterly Orders
$253.7
$562.6
1.0x
1.0x
Book:Bill
Q2 FY26
Q2 FY27



Backlog
$556.2
$351.6
$139.2
$264.9
$212.4
$291.3
Current Quarter Backlog1
Long-Term Backlog2
Q2 FY26
Q2 FY27

Strong Order Growth with a 1.0x Book-to-Bill

- Q2 FY27 orders increased 122% Y/Y to $563M:
  - Legacy CMCO[3] orders increased driven by strong project business activity, continued strength in Lifting portfolio and traction in Automation
  - Addition of $307M of Kito Crosby orders
- Strong quotation activity and healthy demand funnel; broad product portfolio resonating with customers

Backlog of $556M up 58% Y/Y

- Addition of Kito Crosby backlog of $220M

1. Expected to ship in Q3 FY27
2. Long term backlog is expected to ship beyond three months
3. "Legacy CMCO" is defined as reported Columbus McKinnon adjusting for the removal of the Divestiture and the Kito Crosby Acquisition in all comparable periods
4. Note: components may not sum due to rounding

6

Q2 FY27 net sales of $539M increased 107% Y/Y:  Legacy CMCO Net Sales Growth2 of 5% driven by pricing and volume  Growth led by project businesses, including Automation and Linear Motion  Growth across all geographies  Addition of $300M sales from Kito Crosby Acquisition, which reflects pricing and volume growth  $34M of unfavorable sales impact from the Divestiture $261.0 $(33.9) $10.1 $2.3 $(0.5) $300.2 $539.3 Q2 FY27 Net Sales Bridge1 Net Sales 7 ($ in millions, $M) 1. Components may not sum due to rounding 2. Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation

Q2 FY27 net loss attributable to the Company of $26M includes: Net contribution from the Kito Crosby Acquisition and Divestiture Increased interest expense Acquisition inventory step-up amortization expense Q2 FY27 Adjusted EBITDA1 of $111M includes: Net contribution from the Kito Crosby Acquisition and Divestiture Pricing and sales volume Expense reductions from cost synergies COGS inflation Higher incentive compensation Adjusted EBITDA1 and Adjusted EBITDA Margin1 8 ($ in millions, $M) $40.2 $111.2 Q2 FY26 Q2 FY27 Net income (loss) attributable to the Company $4.6M ($25.5M) Net income (loss) margin 1.8% (4.7%) Adj. EBITDA Margin1 15.4% 20.6% 1. Non-GAAP financial measure; see definition and reconciliation at the end of this presentation Quarterly Adjusted EBITDA1

Earnings Per Share ($ in millions, $M, except per share data) Q2 FY26 Q2 FY27 1. Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation 2. 800,000 Series A Cumulative Convertible Participating Preferred Shares of the Company, par value $1.00 per share (the “Preferred Shares”) Net income (loss) attributable to the Company $4.6M ($25.5M) Adjusted Net Income1 $17.9M $31.1M Adjusted1 GAAP Quarterly Diluted EPS $0.16 ($0.76) $0.62 $0.61 Net loss attributable to the Company of $26M  Includes $7M of non-cash acquisition inventory step-up expense and $12M of integration related costs  GAAP loss per share of $0.76 Adjusted Net Income1 of $31M increased $13M Y/Y:  Higher operating profit  Partially offset by higher interest expense Adjusted EPS1 of $0.61 declined $0.01 Y/Y:  Higher Adjusted Net Income1  Offset by higher share count due to the inclusion of 21.8M common shares issuable upon conversion of Preferred Shares2 9

YTD net cash provided by operating activities of $21M and Free Cash Flow1 of $5M  Includes Kito Crosby Acquisition-related cash payments of $23M, reflecting deal and integration costs  Investment in working capital to support sales growth expected to increasingly convert to cash in 2H FY27 Credit Agreement Net Leverage Ratio1 of 4.9x, down 0.2x YTD Total liquidity of $532M:  $421M of Revolving Credit Facility availability  $111M of cash and cash equivalents Capital, Liquidity and Cash Flow 10 1H FY27 Free Cash Flow1 Improved; Expected to Accelerate in 2H FY27 Net cash provided by (used for) operating activities $0.2 $21.1 Capital Expenditures (6.5) (16.5) Free Cash Flow1,2 ($6.3) $ 4.6 1. Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation 2. Note: Components may not sum due to rounding ($ in millions, $M) Free Cash Flow1 ($6.3) $4.6 1H FY26 1H FY27 co ponents ay not su due to rounding

FY27 Guidance 11 Current Prior Net Sales $2.13 – $2.17 billion $2.09 – $2.15 billion Adjusted EBITDA1 $425 – $440 million $405 – $420 million Adjusted EPS1 $2.00 – $2.15 $1.90 – $2.10 1. The Company has not reconciled its Adjusted EBITDA, Adjusted EPS or Adjusted Diluted Shares Outstanding guidance for fiscal 2027 to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide guidance for the comparable GAAP financial measures. Forward-looking guidance regarding Adjusted EBITDA, Adjusted EPS and Adjusted Diluted Shares Outstanding are made in a manner consistent with the relevant definitions and assumptions noted herein Fiscal 2027 guidance assumes approximately: Interest Expense $185 – $190 million $185 – $190 million Amortization Expense $130 – $135 million $135 – $140 million Depreciation Expense $80 – $85 million $75 – $80 million Capital Expenditures $45 – $55 million $50 – $60 million Normalized Effective Tax Rate, as used in the calculation of Adjusted EPS 25% 25% Adjusted Diluted Shares Outstanding 52 million 52 million

SUPPLEMENT

Non-GAAP Financial Measures The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this presentation. The non-GAAP financial measures in this presentation may differ from similarly titled measures used by other companies.  Adjusted Gross Profit and Adjusted Gross Margin  Adjusted RSG&A and Adjusted RSG&A Margin  Adjusted Net Income and Adjusted EPS  Adjusted EBITDA and Adjusted EBITDA Margin  Legacy CMCO Net Sales and Legacy CMCO Net Sales Growth  Pro Forma Net Sales and Pro Forma Net Sales Growth  Free Cash Flow  Credit Agreement Net Leverage Ratio, Credit Agreement Net Debt, Credit Agreement Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin

Non-GAAP Measures: Adjusted Gross Profit and Adjusted Gross Margin

Non-GAAP Measures: Adjusted Net Income and Adjusted EPS

Non-GAAP Measures: Adjusted RSG&A and Adjusted RSG&A Margin

Non-GAAP Measures: Adjusted EBITDA and Adjusted EBITDA Margin

Non-GAAP Measures: Legacy CMCO Net Sales

Non-GAAP Measures: Pro Forma Net Sales

Non-GAAP Measures: Free Cash Flow (FCF)

Non-GAAP Financial Measure: Credit Agreement Net Leverage Ratio Credit Agreement Net Debt is defined in the Company's Credit Agreement as total debt plus standby letters of credit, net of cash and cash equivalents and AR securitization facility obligations. Credit Agreement Net Leverage Ratio is defined as Credit Agreement Net Debt divided by the Credit Agreement Trailing Twelve Month Adjusted EBITDA. Credit Agreement Trailing Twelve Month Adjusted EBITDA is defined in the Company's Credit Agreement as net income (loss) adjusted for interest expense, income taxes, depreciation, amortization, and other adjustments. Credit Agreement Net Debt, Credit Agreement Net Leverage Ratio and Credit Agreement Trailing Twelve Month Adjusted EBITDA are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Credit Agreement Net Debt, Credit Agreement Net Leverage Ratio and Credit Agreement Trailing Twelve Month Adjusted EBITDA are important for investors and other readers of the Company’s financial statements. 1 EBITDA is normalized to include a full year of performance from Kito Crosby and Divestiture and assumes all cost synergies are achieved in fiscal 2026. 2 For its annual goodwill impairment test for fiscal 2026, the Company elected to bypass the qualitative assessment and performed a quantitative impairment test for its reporting units, comparing the carrying amount of each reporting unit with its estimated fair value. While each of the individual reporting units initially had fair values in excess of their book value, the sustained reduction in the Company's stock price and market capitalization resulted in the aggregate equity value of the combined company exceeding its market capitalization at its annual measurement date. On this basis, the Company reevaluated the fair value of each of its reporting units and this resulted in a partial impairment of the goodwill for the Precision Conveyance reporting unit in the amount of $200,000,000. 3 The Company's Credit Agreement definition of Net Debt excludes any debt related to its AR securitization facility given that borrowings under the AR securitization facility support the Company's short term working capital needs.